Alkami Technology, Inc. Proprietary Information. Alkami Technology Second Quarter 2025

2 © A lk am i T ec h n o lo gy , I n c. This presentation contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors. Cautionary Statement Regarding Forward-Looking Statements

3 © A lk am i T ec h n o lo gy , I n c. Who We Are • Cloud-based digital banking platform serving U.S. financial institutions What We Do • Empower FIs to grow, drive user engagement and improve operational efficiency • Leverage broad product set enabling retail and commercial banking How We Do It • Powerful, scalable technology stack • Modern architecture, multi-tenant • Continuous integration, delivery and deployment Who We Serve • Community, regional and super-regional FIs Alkami Technology, Inc. We enable FIs to effectively compete with larger, more technologically advanced and well-resourced competitors Financial Institutions Digital Banking Consumer and Commercial Users FinTech Partners

4 © A lk am i T ec h n o lo gy , I n c. Alkami’s Addressable Market: User Characteristics 250M+ digital users, excluding megabanks Total market digital users growing 5-8% historically, driven by: ● Increasing number of accounts per customer ● Ease of new account opening via digital tools ● Demographics, including post-COVID shift to exurban areas, decline in unbanked and underbanked customers Digital user growth historically uncorrelated with contraction in branches or number of FIs Addressable Market = FIs with assets from $100M to $450B, representing 250M+ digital users Legacy Providers include Fiserv, FIS, JKHY, DI and other small or point solutions; competitor data as of Q1’25 Sources: SEC filings, NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research Legacy Providers: 210M+ Historical User Growth: 5-8% Competitor ~27M Alkami ~21M

5 © A lk am i T ec h n o lo gy , I n c. Large, Fast-Growing Addressable Market Approximately $14 billion TAM 250M users represent FIs with assets from $100M and $450B Sources: NCUA, FDIC, FI Navigator, Cornerstone Advisors and Alkami internal research, December 2023 250M digital users x $35 RPU Existing client digital penetration of <80% expected to converge to near 100% Core Platform Fraud Prevention - Acquired in 2020 ACH Alert Managed Marketing & AI - Acquired in 2022Segmint Digital Account Opening and Unsecured Loan Origination capabilities expected to accelerate with MANTL acquisition Total Addressable Market • 250M digital users x $58 RPU • Digital users growing 5% to 8% annually • 30+ products today vs. 9 in 2015 MANTL Acquisition Alkami Today MANTL

6 © A lk am i T ec h n o lo gy , I n c. Go-To-Market Cadence We focus on the top 2,500 FIs excluding the megabanks Industry average contract length of 5 years, translates to approximately 500 contracts up for renewal annually 500 Annual Renewals 2,500 Target Clients v 9,000+ FIs Over 9,000 FIs in the United States• Sales team drives outbound lead generation, cross selling and account management • Client success team supports retention and deepens the relationships with our clients Highly targeted annual renewal class allows us to focus sales resources Note: Excludes financial institutions with assets greater than $450B

7 © A lk am i T ec h n o lo gy , I n c. C o n fi d en ti al Alkami Digital Sales & Service Platform Digital Banking Engage users with an intuitive experience that simplifies self service Data & Marketing Leverage data from digital banking and core to target relevant products and services Onboarding & Account Opening Onboard new account holders and/or additional accounts for existing customers or members 50K demographic & psychographic tags and 12 AI predictive models to acquire customers and cross-sell products Awarded “Best Banking App” by Tearsheet in 2024 and the fastest-growing among all banks and credit unions combined Core-agnostic, omnichannel onboarding and account opening that supports virtually all deposit types, segments and roles

8 © A lk am i T ec h n o lo gy , I n c. Multiple Levers Driving Growth ● Clients driven by new logo wins, historically among credit unions with a growing presence among banks ● Registered users grow as we add new logos and as clients add users ● RPU driven by product penetration at initial sale and by add on sales, and is offset by volume discounts as existing clients add users Note: RPU and ARR include subscription and recurring implementation services revenue and MANTL

9 © A lk am i T ec h n o lo gy , I n c. Alkami’s Digital Sales & Service Platform Onboard Engage Grow Guard Sales Service Digital Account Opening Marketing Data Insights Card Experience Customer Service Business Banking Financial Wellness Security & Fraud Protection Money Movement Extensibility Comprehensive digital banking to help FIs manage costs and remain competitive

10 © A lk am i T ec h n o lo gy , I n c. Product Strategy ● Lead with UX ● Deepen integrations with cores & third party systems ● Hyperfocus on Commercial Banking & DAO ● Data Integrity ● Integrating Flux, Segmint and Digital Banking further ● Monetizing data ● Streamlined, trackable and performant APIs ● Enhanced SDK to enable easier customization ● Developer Portal MVP Data Services Platform ServicesDigital Banking The Three Product Pillars

11 © A lk am i T ec h n o lo gy , I n c. MANTL Acquisition Positions Alkami as Premier Digital Banking Provider Expands Market Position Positions Alkami as a leader in digital sales and service platform Unlocks and expands TAM Onboard + Engage + Grow strategy drives competitive advantage Proven ability to leverage acquisitions (ACH Alert, Segmint) Stimulates GTM Strategy Minimal overlap with existing Alkami clients Significant Cross-Sell Opportunity Expected to be accretive to Alkami growth Attractive Financial Profile Commitment to empowering regional & community financial institutions Client as North Star Shared Culture of Innovation

12 © A lk am i T ec h n o lo gy , I n c. Partner Ecosystem Data & Marketing Security & Fraud Billing & Receivables Financial Wellness Card Management Commercial Services MANTL Extends Alkami’s Product and Customer Footprint Sales Channel Retail Account Opening Business Account Opening Customer LOS Business LOS Card Experience Money Movement ● The #1 retail banking platform ● Consumer and business ● Omnichannel account opening ● Accelerated entrance into LOS market Marketing Data Insights SHARED Strength ALKAMI Strength MANTL Strength Service Channel ● The best data and market platform ● Land and expand to grow relationships ● Driving higher attach rates, wallet share ● Enhancing customer stickiness Clients Client Type Banks Credit Unions Consumer / Retail Business / Corporate ● Proven playbook in CU market ● Accelerated push into bank market ● Consumer and business banking needs FinTech Partners Branch Manager

13 © A lk am i T ec h n o lo gy , I n c. Alkami + MANTL | One System Pain Point 2: Disjointed Customer Experience “Customer/member trust and loyalty suffers from re-entering the same information and navigating different systems when managing accounts.” Pain Point 1: Onboarding Friction “Customer/member drop off high due to poor onboarding experience.” Pain Point 3: Limited Growth “Customers/members want to open additional accounts, but they don't want to start from scratch or leave the app.” Solution 2: Unify the Experience ● One UX: Deliver a neobank-like experience with a fully unified user interface - right down to the CSS - designed to elevate the FI’s brand and build customer trust ● One-time-entry: Eliminate duplicate data entry by syncing PII, documents and accounts ● One risk profile: Super-charge fraud prevention by closing the loop between AO and OMB ● One company, one mission: We’re committed to redefining what’s possible—aligning our platform, strategy and roadmap, and investing consistently to bring this shared vision to life Solution 1: Nail the First Impression ● Frictionless registration: New customers automatically registered and logged into OMB experience ● Instant activation: Immediate account use with digital card issuance and seamless integration into digital wallets ● Trust based access: Use KYC data from AO to personalize onboarding; unlock premium packages (e.g., higher ACH, debit, and ATM limits) for trusted users, and limit functionality for higher-risk users Solution 3: Grow Relationships ● Data-driven offers: Boost cross-sell conversion with more personalized, relevant product offers powered by a unified customer data platform ● Quicker Apply: Take over the entire wallet by by letting customers open new accounts directly within the online banking app — no redirects, no friction ● Multiply ideal customers: Reduce acquisition costs by creating highly qualified look-alike audiences using on-demand data from AO, OMB and core systems SSO Integration One System

14 © A lk am i T ec h n o lo gy , I n c. How We Achieve Our Long-term Objectives Market Leadership Maintain Strong Credit Union Position Grow Bank Mindshare and Capabilities Drive Add-On Sales Scale and Continued Cost Discipline Continuous Product and Platform Improvement

Alkami Technology, Inc. Proprietary Information. Financial Overview

16 © A lk am i T ec h n o lo gy , I n c. Q2 2025 Financial Performance $M ● Q2’25 revenue growth of 36% driven by MANTL acquisition, new clients, existing client user growth and ARPU growth ● GM expansion consistent with our plan to increase GM 200-300 bps per year through 2026 ● Adjusted EBITDA expansion driven by continued scale and efficiencies in R&D, S&M and G&A Note: Gross margin % on a non-GAAP basis

17 © A lk am i T ec h n o lo gy , I n c. Operating and Financial Highlights Q2 2025 $424M ARR Subscription Revenue Mix as of 6/30/25 95% Subscription Revenue 12/31/24 113% Net Dollar Retention Remaining Performance Obligation as of 6/30/25 $1.6B RPO Digital Banking Clients 280 Q2 2025 254 Q2 2024 Registered Users 20.9M18.6M Q2 2025Q2 2024 ● Signed 9 new digital banking platform clients in Q2 ● Implemented 4 clients in Q2, bringing digital platform client count to 280 ● 40 new clients in implementation backlog, representing 1.3M digital users ● Exited Q2 with 20.9M registered users, up 2.3M or 12%. Drivers include implementations and existing client growth ● Increased ARR 32% to $424M ● Remaining performance obligation reached $1.6B representing 3.7 times live ARR and was 30% higher than a year ago ● LTM churn less than 1% vs long-term expected annual churn modeled at 2-3%

18 © A lk am i T ec h n o lo gy , I n c. Client Base Expansion 2020 151 177 199 236 37 57 67 89 2021 2022 2023 ARR growth driven by larger new logos and increased product penetration 272 104 2024 Total Digital Banking Platform Clients Clients with ARR > $1M

19 © A lk am i T ec h n o lo gy , I n c. Technology Demand and Product Expansion Drive ARR Cohort ARR Expansion Via User Growth and Cross-Sell Success ARR Expansion Drivers ● Long-term contracts ● Escalating contract minimums ● Gross client retention ● Growth in digital user adoption ● Product cross-sell As of 12/31/24

20 © A lk am i T ec h n o lo gy , I n c. Land and Expand Strategy Drives Same-Client Growth ARR $M at go-live and at 12/31/24

21 © A lk am i T ec h n o lo gy , I n c. Strong Historical Revenue Growth $M

22 © A lk am i T ec h n o lo gy , I n c. Gross Margin Expansion Driven by Scale and Efficiency $M

23 © A lk am i T ec h n o lo gy , I n c. Best-in-Class GTM Efficiency ● Long-term contract structure reduces annual GTM motion ● Alkami models annual client retention of 97% - 98% ● 2026E reflects continued growth in S&M spend related to bank market expansion and increased product depth ● Historical high sales team productivity and GTM efficiency; 2024 ARR increase to S&M expense of ~1.3x, among the best in SaaS ● Continued GTM efficiency driven by cross-sale success and upsell opportunities from user growth among our existing client base

24 © A lk am i T ec h n o lo gy , I n c. Clear Path to Manage Equity Dilution

25 © A lk am i T ec h n o lo gy , I n c. 2025 Financial Guidance ● Full year 2025 revenue guidance of $443 million to $447 million and Adj EBITDA guidance of $51.5 million to $54.0 million ● Third quarter 2025 revenue guidance of $112.5 million to $114.0 million, and adjusted EBITDA guidance of $13.0 million to $14.0 million ● Revenue growth driven by continued new client expansion, existing user growth and ARPU expansion; Adj EBITDA growth driven by continued scale and efficiencies in operating costs ● Third quarter and full-year guidance includes the impact of GCC investment $ millions; 2025E reflects midpoint of management guidance provided July 30, 2025

26 © A lk am i T ec h n o lo gy , I n c. Attractive Long-Term Profile Expect margin improvement through scale, product mix and operational efficiency

27 © A lk am i T ec h n o lo gy , I n c. Selected Historical Data 2021 2022 2023 2024 Q2’25 Digital banking platform clients 177 199 236 272 280 Growth % 12% 19% 15% 10% Digital banking platform users (M) 12.4 14.5 17.5 20.0 20.9 Growth % 18% 20% 14% 12% Live ARR ($M) $ 169.0 $ 226.1 $ 291.0 $ 355.9 $ 423.8 Growth % 34% 29% 22% 32% RPU $ 13.68 $ 15.55 $ 16.63 $ 17.81 $ 20.28 Growth % 14% 7% 7% 17% RPO ($M) $ 652 $ 893 $ 1,140 $ 1,366 $ 1,579 Growth % 37% 28% 20% 30% Notes: Segmint and MANTL acquisitions completed in Q2’22 and Q1’25, respectively, driving one-time increases in RPU Growth % reflects year-over-year growth

28 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

29 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)

30 © A lk am i T ec h n o lo gy , I n c. Non-GAAP Reconciliations ($000s)